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[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2002


- CREDIT SUISSE
EMERGING MARKETS FUND


More complete information about the fund, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to credit suisse funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

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THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR
REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                               December 19, 2002

Dear Shareholder:

  For the 12 months ended October 31, 2002, the Common Class and Advisor Class shares of Credit Suisse Emerging Markets Fund(1) (the "Fund") had losses of 2.28% and 2.50%, respectively, vs. an increase of 8.44% for the Morgan Stanley Capital International Emerging Markets Free Index(2). The Fund's Class A shares(3),(4) (inception date of November 30, 2001) had a loss of 9.80% for the 11 month period ended October 31, 2002, vs. a same-period decline of 1.81% for the Morgan Stanley Capital International Emerging Markets Free Index(2).

  The period was a very difficult one for most of the world's equity markets, hurt by uncertainty regarding the U.S. economy. While growth was surprisingly robust early in the period, the flow of data suggested a softer recovery going forward and even a potential return to recession. The outlook for profits dimmed accordingly. In addition, a rash of accounting irregularities were uncovered within U.S. corporations, causing a deterioration in investor confidence.

  Emerging stock markets collectively outperformed their developed world counterparts. This was due in part to cheaper valuations in emerging markets -- a sign that more pessimism had already been factored into their equity prices at the start of the period. In addition, investors seemed to view emerging markets as less likely to suffer from U.S.-type corporate accounting problems. There were, of course, some region-specific factors that influenced the group's performance. Perhaps most visible was the political environment in Brazil. Early in 2002, investors began to discount the possibility that the left-leaning candidate, Lula da Silva, could win the Presidential elections slated for October. The implications for Brazil's free-market reforms and its ability and desire to meet its burdensome debt payments rattled investors. In the end, Lula won the election, but with a system of checks and balances seemingly in place. This, along with Lula's market-friendly comments in late October, helped Brazil (and emerging markets broadly) end the period on a positive note.

  Against this backdrop, the Fund underperformed its benchmark. We attribute this primarily to the Fund's fairly conservative sector stance early in the period, when emerging markets rallied (the Fund performed roughly in line with its benchmark over the May-through-October span). Most specifically, we were underweighted in technology at a time when the group had a significant upturn. The Fund's Brazilian holdings also contributed to

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its underperformance. On the positive side, stocks that helped the Fund included certain holdings from Russia, South Africa and Malaysia. The Fund was also aided by its underweighting in Israel, which struggled.

  In terms of regional allocation, Asia remained our largest weighting. Noteworthy moves we made here late in the period included reducing our overweighting in Malaysia, and eliminating our position in Indonesia, based on risk concerns. Our Asian bias remained in favor on the region's northern economies (e.g., South Korea), whose long-term prospects we continued to view positively.

  We remained reluctant to take an aggressive position in Mexico or Brazil, staying fairly close to a neutral weighting in each market during much of the period. In Mexico, we were overweighted in the housing and cement areas, where we see potential for stronger demand going forward as the U.S. economy recovers and as political pressures result in more low-income housing projects. We were also overweighted in the country's banking sector, which has a good risk profile in our view compared with banking sectors elsewhere in the region. We remained underweighted in Mexico's mining and metals industries based in part on debt concerns.

  Our positioning in Brazil turned more defensive as the period progressed. As of October 31, we were underweighted in banks, as we believe that Brazil could face debt re-payment problems over the next year, hampering local banks. We remained underweighted in telecoms based on economic factors. We had limited exposure to regulated industries, which may have their prices regulated downward in a new political environment.

  Elsewhere, we were underweighted in the European/Middle East/Africa segment, which we view as less leveraged to global growth. Various country-specific factors also contributed to our decision to underweight the segment. That said, we added some energy stocks from Russia late in the period on stock-price weakness.

  Going forward, we believe that the outlook for growth and earnings has become more uncertain; while still seeing improvements in economic activity in Asia, we believe that export momentum will begin to slow, while certain elements of internal Asian demand are starting to fray.

  We find it difficult to be very optimistic on emerging stock markets, as a whole, over the near-to-intermediate term. We expect to see little decline in risk appetite, due to global risks and the situation in Brazil. Meanwhile, although equity valuations remain attractive in our view in absolute terms, the valuation gap between emerging markets and developed markets has

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narrowed recently. Within the Fund, we will continue to seek stocks we deem compelling, for example looking for value among global cyclical companies in Asia, while watching the situation in Brazil closely.

Emily Alejos                  Yaroslaw Aranowicz            Annabel Betz
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

Neil Gregson
Associate
Portfolio Manager

  THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE-DEVELOPED MARKETS.

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[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
           CREDIT SUISSE EMERGING MARKETS FUND(1) COMMON CLASS SHARES,
        ADVISOR CLASS SHARES AND THE MSCI EMERGING MARKETS FREE INDEX(2)
                     FROM INCEPTION (12/30/94). (UNAUDITED)

          CREDIT SUISSE EMERGING MARKETS   CREDIT SUISSE EMERGING MARKETS    MSCI EMERGING MARKETS
          FUND(1) COMMON CLASS -- $6,942   FUND(1) ADVISOR CLASS -- $6,660   FREE INDEX(2) -- $6,804
12/94                           $ 10,000                          $ 10,000                  $ 10,000
 1/95                           $  9,870                          $  9,860                  $  8,936
 2/95                           $  9,900                          $  9,890                  $  8,707
 3/95                           $ 10,410                          $ 10,410                  $  8,762
 4/95                           $ 10,580                          $ 10,570                  $  9,155
 5/95                           $ 11,240                          $ 11,230                  $  9,642
 6/95                           $ 10,941                          $ 10,928                  $  9,671
 7/95                           $ 11,775                          $ 11,770                  $  9,888
 8/95                           $ 11,654                          $ 11,640                  $  9,655
 9/95                           $ 11,845                          $ 11,840                  $  9,609
10/95                           $ 11,333                          $ 11,329                  $  9,241
11/95                           $ 11,262                          $ 11,249                  $  9,076
12/95                           $ 11,722                          $ 11,703                  $  9,479
 1/96                           $ 12,445                          $ 12,422                  $ 10,152
 2/96                           $ 12,587                          $ 12,554                  $  9,991
 3/96                           $ 12,903                          $ 12,868                  $ 10,069
 4/96                           $ 13,971                          $ 13,932                  $ 10,471
 5/96                           $ 13,615                          $ 13,577                  $ 10,425
 6/96                           $ 13,452                          $ 13,415                  $ 10,490
 7/96                           $ 12,485                          $ 12,452                  $  9,773
 8/96                           $ 12,557                          $ 12,523                  $ 10,023
 9/96                           $ 12,781                          $ 12,746                  $ 10,110
10/96                           $ 12,404                          $ 12,371                  $  9,840
11/96                           $ 12,791                          $ 12,746                  $ 10,005
12/96                           $ 12,887                          $ 12,842                  $ 10,050
 1/97                           $ 13,706                          $ 13,653                  $ 10,736
 2/97                           $ 14,034                          $ 13,978                  $ 11,196
 3/97                           $ 13,716                          $ 13,663                  $ 10,902
 4/97                           $ 14,044                          $ 13,988                  $ 10,921
 5/97                           $ 14,791                          $ 14,728                  $ 11,233
 6/97                           $ 15,293                          $ 15,224                  $ 11,835
 7/97                           $ 15,436                          $ 15,366                  $ 12,011
 8/97                           $ 13,634                          $ 13,572                  $ 10,483
 9/97                           $ 13,829                          $ 13,765                  $ 10,773
10/97                           $ 11,075                          $ 11,018                  $  9,006
11/97                           $ 10,461                          $ 10,410                  $  8,677
12/97                           $ 10,312                          $ 10,251                  $  8,886
 1/98                           $  9,515                          $  9,463                  $  8,189
 2/98                           $ 10,861                          $ 10,795                  $  9,044
 3/98                           $ 11,140                          $ 11,072                  $  9,436
 4/98                           $ 11,011                          $ 10,944                  $  9,334
 5/98                           $  9,472                          $  9,410                  $  8,054
 6/98                           $  8,880                          $  8,813                  $  7,210
 7/98                           $  8,998                          $  8,706                  $  7,438
 8/98                           $  6,340                          $  6,127                  $  5,287
 9/98                           $  6,544                          $  6,330                  $  5,623
10/98                           $  7,093                          $  6,863                  $  6,215
11/98                           $  7,373                          $  7,129                  $  6,732
12/98                           $  7,298                          $  7,055                  $  6,634
 1/99                           $  6,856                          $  6,618                  $  6,527
 2/99                           $  6,727                          $  6,490                  $  6,591
 3/99                           $  7,405                          $  7,150                  $  7,459
 4/99                           $  8,385                          $  8,099                  $  8,382
 5/99                           $  8,665                          $  8,365                  $  8,333
 6/99                           $  9,763                          $  9,420                  $  9,279
 7/99                           $  9,720                          $  9,378                  $  9,027
 8/99                           $  9,806                          $  9,452                  $  9,109
 9/99                           $  9,558                          $  9,218                  $  8,801
10/99                           $  9,978                          $  9,623                  $  8,988
11/99                           $ 11,603                          $ 11,179                  $  9,794
12/99                           $ 13,530                          $ 13,033                  $ 11,040
 1/00                           $ 13,444                          $ 12,948                  $ 11,106
 2/00                           $ 14,391                          $ 13,875                  $ 11,253
 3/00                           $ 13,917                          $ 13,416                  $ 11,307
 4/00                           $ 12,206                          $ 11,765                  $ 10,236
 5/00                           $ 11,904                          $ 11,466                  $  9,812
 6/00                           $ 12,303                          $ 11,850                  $ 10,158
 7/00                           $ 11,721                          $ 11,285                  $  9,636
 8/00                           $ 11,743                          $ 11,307                  $  9,683
 9/00                           $ 10,430                          $ 10,038                  $  8,838
10/00                           $  9,719                          $  9,356                  $  8,197
11/00                           $  8,665                          $  8,333                  $  7,480
12/00                           $  9,068                          $  8,717                  $  7,661
 1/01                           $ 10,201                          $  9,815                  $  8,716
 2/01                           $  9,467                          $  9,101                  $  8,033
 3/01                           $  8,571                          $  8,237                  $  7,244
 4/01                           $  9,079                          $  8,728                  $  7,602
 5/01                           $  9,187                          $  8,834                  $  7,693
 6/01                           $  8,906                          $  8,557                  $  7,535
 7/01                           $  8,345                          $  8,024                  $  7,059
 8/01                           $  7,999                          $  7,694                  $  6,989
 9/01                           $  6,736                          $  6,468                  $  5,907
10/01                           $  7,103                          $  6,831                  $  6,274
11/01                           $  7,708                          $  7,406                  $  6,929
12/01                           $  8,140                          $  7,822                  $  7,479
 1/02                           $  8,377                          $  8,056                  $  7,732
 2/02                           $  8,463                          $  8,131                  $  7,859
 3/02                           $  8,798                          $  8,450                  $  8,332
 4/02                           $  8,831                          $  8,482                  $  8,386
 5/02                           $  8,636                          $  8,291                  $  8,253
 6/02                           $  7,989                          $  7,662                  $  7,634
 7/02                           $  7,417                          $  7,119                  $  7,053
 8/02                           $  7,384                          $  7,087                  $  7,162
 9/02                           $  6,629                          $  6,362                  $  6,389
10/02                           $  6,942                          $  6,660                  $  6,804

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          CREDIT SUISSE EMERGING MARKETS FUND(1) CLASS A SHARES(3) AND
                     THE MSCI EMERGING MARKETS FREE INDEX(2)
                     FROM INCEPTION (11/30/01). (UNAUDITED)

          CREDIT SUISSE EMERGING MARKETS FUND(1)    MSCI EMERGING MARKETS
          CLASS A(3) -- $8,496                      FREE INDEX(2) -- $9,819
11/01                                   $  9,425                   $ 10,000
12/01                                   $  9,952                   $ 10,794
 1/02                                   $ 10,255                   $ 11,160
 2/02                                   $ 10,347                   $ 11,343
 3/02                                   $ 10,782                   $ 12,025
 4/02                                   $ 10,822                   $ 12,103
 5/02                                   $ 10,583                   $ 11,910
 6/02                                   $  9,791                   $ 11,017
 7/02                                   $  9,091                   $ 10,179
 8/02                                   $  9,051                   $ 10,336
 9/02                                   $  8,127                   $  9,221
10/02                                   $  8,496                   $  9,819

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                                  SINCE
                                     1 YEAR       5 YEAR        INCEPTION
                                     ------       ------        ---------
Common Class                          (1.60%)     (13.68%)          (5.17%)
Advisor Class                         (1.65%)     (14.30%)          (5.67%)
Class A Without Sales Charge             --           --           (16.43%)(4)
Class A With Maximum Sales Charge        --           --           (22.42%)(4)

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

                                                                  SINCE
                                     1 YEAR       5 YEAR        INCEPTION
                                     ------       ------        ---------
Common Class                          (2.28%)      (8.92%)          (4.55%)
Advisor Class                         (2.50%)      (9.58%)          (5.05%)
Class A Without Sales Charge             --           --            (9.80%)(4)
Class A With Maximum Sales Charge        --           --           (15.04%)(4)

(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.
(3) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%) was -15.04%.
(4)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

                                                                              NUMBER OF
                                                                                SHARES        VALUE
                                                                             -----------   ------------
COMMON STOCKS (96.1%)
BRAZIL (6.0%)
BEVERAGES (1.2%)
    Companhia de Bebidas das Americas ADR                                         27,400   $    396,478
                                                                                           ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
    Brasil Telecom Participacoes SA ADR                                            6,600        184,140
    Tele Norte Leste Participacoes SA (Telemar) ADR                               25,700        177,844
                                                                                           ------------
                                                                                                361,984
                                                                                           ------------
METALS & MINING (2.0%)
    Companhia Vale do Rio Doce ADR                                                24,800        632,400
                                                                                           ------------
OIL & GAS (1.7%)
    Petroleo Brasileiro SA - Petrobras ADR                                        43,900        529,434
                                                                                           ------------
TOTAL BRAZIL                                                                                  1,920,296
                                                                                           ------------
CHINA (2.6%)
ELECTRIC UTILITIES (1.4%)
    Beijing Datang Power Generation Company, Ltd.                              1,416,558        449,536
                                                                                           ------------
MARINE (0.6%)
    China Shipping Development Company, Ltd.                                   1,032,000        206,424
                                                                                           ------------
TRANSPORTATION INFRASTRUCTURE (0.6%)
    Jiangsu Expressway Company, Ltd.                                             668,000        175,584
                                                                                           ------------
TOTAL CHINA                                                                                     831,544
                                                                                           ------------
HONG KONG (6.9%)
COMPUTERS & PERIPHERALS (0.8%)
    Legend Group, Ltd.                                                           728,000        263,697
                                                                                           ------------
DISTRIBUTORS (1.8%)
    China Resources Enterprise, Ltd.                                             596,000        580,785
                                                                                           ------------
OIL & GAS (1.5%)
    CNOOC, Ltd.                                                                  383,000        476,349
                                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    China Mobile, Ltd.*                                                          354,500        872,715
                                                                                           ------------
TOTAL HONG KONG                                                                               2,193,546
                                                                                           ------------
HUNGARY (0.6%)
PHARMACEUTICALS (0.6%)
    Gedeon Richter Rt                                                              3,600        186,573
                                                                                           ------------
TOTAL HUNGARY                                                                                   186,573
                                                                                           ------------
INDIA (2.9%)
BANKS (1.0%)
    HDFC Bank, Ltd. ADR                                                            7,000         92,750
    State Bank of India, Ltd. GDR                                                 22,900        243,885
                                                                                           ------------
                                                                                                336,635
                                                                                           ------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                              NUMBER OF
                                                                                SHARES        VALUE
                                                                             -----------   ------------
COMMON STOCKS (CONTINUED)
INDIA (CONCLUDED)
IT CONSULTING & SERVICES (0.5%)
    Infosys Technologies, Ltd. ADR                                                 2,200   $    157,410
                                                                                           ------------
METALS & MINING (0.2%)
    Hindalco Industries, Ltd. GDR                                                  5,500         56,375
                                                                                           ------------
PHARMACEUTICALS (1.2%)
    Dr. Reddy's Laboratories, Ltd. ADR                                             9,000        130,500
    Ranbaxy Laboratories, Ltd. GDR                                                21,260        259,159
                                                                                           ------------
                                                                                                389,659
                                                                                           ------------
TOTAL INDIA                                                                                     940,079
                                                                                           ------------
ISRAEL (1.5%)
INTERNET SOFTWARE & SERVICES (0.6%)
    Check Point Software Technologies, Ltd.*                                      14,200        195,818
                                                                                           ------------
PHARMACEUTICALS (0.9%)
    Teva Pharmaceutical Industries, Ltd. ADR                                       3,500        271,005
                                                                                           ------------
TOTAL ISRAEL                                                                                    466,823
                                                                                           ------------
MALAYSIA (7.4%)
BANKS (4.0%)
    Malayan Banking Berhad                                                       329,200        714,734
    Public Bank Berhad                                                           794,403        560,282
                                                                                           ------------
                                                                                              1,275,016
                                                                                           ------------
CONSTRUCTION & ENGINEERING (1.3%)
    IJM Corp. Berhad                                                             310,000        420,146
                                                                                           ------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
    Genting Berhad                                                               191,810        666,310
                                                                                           ------------
TOTAL MALAYSIA                                                                                2,361,472
                                                                                           ------------
MEXICO (8.3%)
BANKS (0.9%)
    Grupo Financiero Bancomer*                                                   345,800        272,532
                                                                                           ------------
BEVERAGES (1.1%)
    Coca-Cola Femsa SA de CV ADR                                                   4,200         87,696
    Grupo Modelo SA de CV Series C                                               101,100        258,858
                                                                                           ------------
                                                                                                346,554
                                                                                           ------------
CONSTRUCTION MATERIALS (1.1%)
    Cemex SA de CV ADR                                                            17,775        360,299
                                                                                           ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
    Telefonos de Mexico SA de CV ADR                                              32,800      1,000,400
                                                                                           ------------
MULTILINE RETAIL (1.3%)
    Wal-Mart de Mexico SA de CV ADR                                               17,300        432,043
                                                                                           ------------

                 See Accompanying Notes to Financial Statements.

                                        7

                                                                              NUMBER OF
                                                                                SHARES        VALUE
                                                                             -----------   ------------
COMMON STOCKS (CONTINUED)
MEXICO (CONCLUDED)
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    America Movil SA de CV ADR                                                    18,100   $    243,264
                                                                                           ------------
TOTAL MEXICO                                                                                  2,655,092
                                                                                           ------------
POLAND (0.6%)
BANKS (0.6%)
    Bank Pekao SA                                                                  8,500        202,853
                                                                                           ------------
TOTAL POLAND                                                                                    202,853
                                                                                           ------------
RUSSIA (5.4%)
INDUSTRIAL CONGLOMERATES (1.1%)
    YUKOS ADR                                                                      2,500        346,250
                                                                                           ------------
OIL & GAS (3.4%)
    LUKOIL ADR                                                                    11,300        739,020
    Surgutneftegaz ADR                                                            19,800        356,400
                                                                                           ------------
                                                                                              1,095,420
                                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AO VimpelCom ADR*                                                             10,000        282,000
                                                                                           ------------
TOTAL RUSSIA                                                                                  1,723,670
                                                                                           ------------
SOUTH AFRICA (6.8%)
BANKS (1.3%)
    Standard Bank Group, Ltd.                                                    137,671        404,771
                                                                                           ------------
CONTAINERS & PACKAGING (0.5%)
    Nampak, Ltd.*                                                                116,100        158,794
                                                                                           ------------
INSURANCE (0.8%)
    Liberty Group, Ltd.                                                           46,351        251,501
                                                                                           ------------
METALS & MINING (3.0%)
    Anglo American Platinum Corporation, Ltd.                                      7,700        277,126
    Gold Fields, Ltd.                                                             50,501        577,836
    Impala Platinum Holdings, Ltd.                                                 1,800        103,329
                                                                                           ------------
                                                                                                958,291
                                                                                           ------------
OIL & GAS (1.1%)
    Sasol, Ltd.                                                                   32,600        355,566
                                                                                           ------------
SPECIALTY RETAIL (0.1%)
    Edgars Consolidated Stores, Ltd.*                                             10,991         42,246
                                                                                           ------------
TOTAL SOUTH AFRICA                                                                            2,171,169
                                                                                           ------------
SOUTH KOREA (26.0%)
AUTOMOBILES (1.5%)
    Hyundai Motor Company, Ltd.                                                   18,620        472,965
                                                                                           ------------

                 See Accompanying Notes to Financial Statements.

                                        8

                                                                              NUMBER OF
                                                                                SHARES        VALUE
                                                                             -----------   ------------
COMMON STOCKS (CONTINUED)
SOUTH KOREA (CONCLUDED)
BANKS (5.4%)
    Hana Bank                                                                     37,280   $    477,297
    Kookmin Bank                                                                  30,118      1,003,553
    Shinhan Financial Group Company, Ltd.                                         23,217        244,849
                                                                                           ------------
                                                                                              1,725,699
                                                                                           ------------
CHEMICALS (1.0%)
    LG Chemical, Ltd.                                                             10,300        307,700
                                                                                           ------------
DIVERSIFIED FINANCIALS (0.5%)
    Samsung Securities Company, Ltd.*                                              6,210        161,307
                                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
    Samsung SDI Company, Ltd.                                                      7,750        481,489
                                                                                           ------------
INSURANCE (1.1%)
    Samsung Fire & Marine Insurance Company, Ltd.                                  6,100        370,467
                                                                                           ------------
METALS & MINING (2.2%)
    POSCO ADR                                                                      7,478        702,715
                                                                                           ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.0%)
    Samsung Electronics Company, Ltd.*                                            10,182      2,882,973
                                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
    SK Telecom Company, Ltd.                                                       6,520      1,203,978
                                                                                           ------------
TOTAL SOUTH KOREA                                                                             8,309,293
                                                                                           ------------
TAIWAN (11.0%)
BANKS (4.0%)
    Chinatrust Financial Holding Company, Ltd.*                                  947,172        754,927
    SinoPac Holdings Co.*                                                      1,212,770        507,736
                                                                                           ------------
                                                                                              1,262,663
                                                                                           ------------
CHEMICALS (0.1%)
    Nan Ya Plastic Corp.                                                          33,740         29,125
                                                                                           ------------
DIVERSIFIED FINANCIALS (0.9%)
    Fubon Financial Holding Company, Ltd.                                        332,000        289,452
                                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
    Hon Hai Precision Industry Company, Ltd.                                     171,992        621,081
                                                                                           ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.1%)
    Realtek Semiconductor Corp.                                                   59,000        164,672
    Taiwan Semiconductor Manufacturing Co.*                                      547,040        731,928
    United Microelectronics Corp.*                                               569,894        413,229
                                                                                           ------------
                                                                                              1,309,829
                                                                                           ------------
TOTAL TAIWAN                                                                                  3,512,150
                                                                                           ------------

                 See Accompanying Notes to Financial Statements.

                                        9

                                                                              NUMBER OF
                                                                                SHARES        VALUE
                                                                             -----------   ------------
COMMON STOCKS (CONCLUDED)
THAILAND (3.1%)
CHEMICALS (0.5%)
    Vinythai Public Company, Ltd.*                                               860,000   $    176,875
                                                                                           ------------
CONSTRUCTION MATERIALS (0.5%)
    Siam Cement Public Company, Ltd.                                               6,450        159,485
                                                                                           ------------
DIVERSIFIED FINANCIALS (2.1%)
    National Finance Public Company, Ltd.*                                     1,693,900        661,532
                                                                                           ------------
TOTAL THAILAND                                                                                  997,892
                                                                                           ------------
TURKEY (2.2%)
BEVERAGES (0.3%)
    Anadolu Efes Biracilik ve Malt Sanayii AS*                                 6,487,000        116,050
                                                                                           ------------
DIVERSIFIED FINANCIALS (1.3%)
    Haci Omer Sabanci Holdings AS*                                            72,208,063        200,226
    Koc Holdings A.S                                                          19,256,000        203,819
                                                                                           ------------
                                                                                                404,045
                                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    Turkcell Iletisim Hizmetleri AS ADR*                                          12,800        196,352
                                                                                           ------------
TOTAL TURKEY                                                                                    716,447
                                                                                           ------------
UNITED KINGDOM (4.8%)
METALS & MINING (4.8%)
    Anglo American PLC                                                           116,503      1,523,667
                                                                                           ------------
TOTAL UNITED KINGDOM                                                                          1,523,667
                                                                                           ------------

TOTAL COMMON STOCKS (Cost $ 27,905,841)                                                      30,712,566
                                                                                           ------------
WARRANTS (1.4%)
UNITED KINGDOM (1.4%)
BANKS (1.4%)
    UBS AG expiration date 5/27/03*                                               68,000        225,563
    UBS AG*                                                                       49,000         83,045
    UBS AG expiration date 5/27/03*                                               25,500        126,141
                                                                                           ------------
TOTAL WARRANTS (Cost $585,170)                                                                  434,749
                                                                                           ------------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)^
    TelecomAsia Corp. Public Company, Ltd.* (Cost $0)                            191,874              0
                                                                                           ------------

                 See Accompanying Notes to Financial Statements.

                                       10

                                                                                  PAR
                                                                                 (000)        VALUE
                                                                             -----------   ------------
SHORT-TERM INVESTMENT (1.7%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.750%, 11/01/02
    (Cost $546,000)                                                          $       546   $    546,000
                                                                                           ------------

TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $29,037,011)                                        31,693,315

OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                                                    270,292
                                                                                           ------------

NET ASSETS (100.0%)                                                                        $ 31,963,607
                                                                                           ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt

----------
*   Non-income producing security.
^ Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $29,037,011)                                          $  31,693,315
    Cash                                                                                       354
    Foreign currency (Cost $262,418)                                                       263,952
    Receivable for fund shares sold                                                        234,214
    Receivable from investment adviser                                                      51,623
    Dividend and interest receivable                                                        48,103
    Prepaid expenses and other assets                                                       29,066
                                                                                     -------------
      Total Assets                                                                      32,320,627
                                                                                     -------------
LIABILITIES
    Administrative services fee payable                                                      6,234
    Distribution fee payable                                                                 9,282
    Payable for fund shares redeemed                                                       273,894
    Directors' fee payable                                                                   2,281
    Interest payable                                                                           236
    Other accrued expenses payable                                                          65,093
                                                                                     -------------
      Total Liabilities                                                                    357,020
                                                                                     -------------
NET ASSETS
    Capital stock, $0.001 par value                                                          4,974
    Paid-in capital                                                                    100,184,542
    Accumulated net realized loss on investments and foreign currency transactions     (70,876,952)
    Net unrealized appreciation from investments and foreign currency translations       2,651,043
                                                                                     -------------
      Net Assets                                                                     $  31,963,607
                                                                                     =============
COMMON SHARES
    Net assets                                                                       $  30,769,072
    Shares outstanding                                                                   4,782,700
                                                                                     -------------
    Net asset value, offering price and redemption price per share                   $        6.43
                                                                                     =============
ADVISOR SHARES
    Net assets                                                                       $   1,104,798
    Shares outstanding                                                                     176,899
                                                                                     -------------
    Net asset value, offering price and redemption price per share                   $        6.25
                                                                                     =============
A SHARES
    Net assets                                                                       $      89,737
    Shares outstanding                                                                      13,923
                                                                                     -------------
    Net asset value and redemption price per share                                   $        6.45
                                                                                     =============
    Maximum offering price per share (net asset value/(1-5.75%))                     $        6.84
                                                                                     =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividend                                                                                      $     810,590
    Interest                                                                                             44,340
    Foreign taxes withheld                                                                              (75,943)
                                                                                                  -------------
      Total investment income                                                                           778,987
                                                                                                  -------------
EXPENSES
    Investment advisory fees                                                                            589,215
    Administrative services fees                                                                         90,393
    Shareholder servicing/Distribution Fees                                                             117,218
    Transfer agent fees                                                                                 164,053
    Registration fees                                                                                    74,043
    Interest expense                                                                                     66,474
    Printing fees                                                                                        62,729
    Custodian fees                                                                                       53,935
    Legal fees                                                                                           49,694
    Audit fees                                                                                           23,056
    Directors' fees                                                                                      17,596
    Insurance expense                                                                                     7,107
    Miscellaneous expense                                                                                 7,742
                                                                                                  -------------
      Total expenses                                                                                  1,323,255
    Less: fees waived                                                                                  (546,507)
                                                                                                  -------------
      Net expenses                                                                                      776,748
                                                                                                  -------------
        Net investment income                                                                             2,239
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                               (3,009,351)
    Net realized loss from foreign currency transactions                                               (176,788)
    Net change in unrealized appreciation (depreciation) from investments                             4,862,652
    Net change in unrealized appreciation (depreciation) from foreign currency translations              (5,904)
                                                                                                  -------------
    Net realized and unrealized gain from investments and foreign currency related items              1,670,609
                                                                                                  -------------
    Net increase in net assets resulting from operations                                          $   1,672,848
                                                                                                  =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR         FOR THE YEAR
                                                                                        ENDED                 ENDED
                                                                                   OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                                   ----------------     ----------------
FROM OPERATIONS
  Net investment income                                                            $          2,239     $        242,779
  Net realized loss from investments and foreign currency transactions                   (3,186,139)         (20,440,536)
  Net change in unrealized appreciation (depreciation) from investments
    and foreign currency translations                                                     4,856,748            5,022,123
                                                                                   ----------------     ----------------
    Net increase (decrease) in net assets resulting from operations                       1,672,848          (15,175,634)
                                                                                   ----------------     ----------------
FROM DIVIDENDS
  Dividends from net investment income
    Common Class shares                                                                          --             (172,535)
    Institutional shares                                                                         --              (14,324)
                                                                                   ----------------     ----------------
    Net decrease in net assets resulting from dividends                                          --             (186,859)
                                                                                   ----------------     ----------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                          181,278,328          201,187,077
  Exchange value of shares due to merger                                                         --           11,405,954
  Reinvestment of dividends and distributions                                                    --              170,405
  Net asset value of shares redeemed                                                   (194,434,807)(1)     (217,339,275)
                                                                                   ----------------     ----------------
    Net decrease in net assets from capital share transactions                          (13,156,479)          (4,575,839)
                                                                                   ----------------     ----------------
  Net decrease in net assets                                                            (11,483,631)         (19,938,332)
NET ASSETS
  Beginning of year                                                                      43,447,238           63,385,570
                                                                                   ----------------     ----------------
  End of year                                                                      $     31,963,607     $     43,447,238
                                                                                   ================     ================

----------
(1)  Net of $18,121 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------------------------------
                                                   2002               2001             2000             1999            1998
                                                ----------         ----------       ----------       ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period          $     6.58         $     9.03       $     9.27       $     6.59      $    10.82
                                                ----------         ----------       ----------       ----------      ----------
INVESTMENT OPERATIONS
  Net investment income (loss)                         (--)(1),(2)       0.04             0.04             0.05            0.11
  Net gain (loss) on investments
    (both realized and unrealized)
    and foreign currency related items
    (both realized and unrealized)                   (0.15)             (2.46)           (0.28)            2.63           (3.86)
                                                ----------         ----------       ----------       ----------      ----------
      Total from investment operations               (0.15)             (2.42)           (0.24)            2.68           (3.75)
                                                ----------         ----------       ----------       ----------      ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  --              (0.03)              --               --           (0.04)
  Distributions from net realized gains                 --                 --               --               --           (0.44)
                                                ----------         ----------       ----------       ----------      ----------
      Total dividends and distributions                 --              (0.03)              --               --           (0.48)
                                                ----------         ----------       ----------       ----------      ----------
REDEMPTION FEES                                         --(3)              --               --               --              --
                                                ----------         ----------       ----------       ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     6.43         $     6.58       $     9.03       $     9.27      $     6.59
                                                ==========         ==========       ==========       ==========      ==========
      Total return(4)                                (2.28)%           (26.92)%          (2.59)%          40.67%         (35.95)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)      $   30,769         $   40,463       $   60,482       $   67,783      $   60,189
    Ratio of expenses to average net assets           1.65%              1.65%(5)         1.67%(5)         1.66%(5)        1.65%(5)
    Ratio of net investment income (loss)
      to average net assets                            (--)(6)           0.41%            0.44%            0.55%           1.00%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                          1.16%              0.86%            0.79%            0.73%           0.63%
  Portfolio turnover rate                              145%               188%             232%             196%            126%

(1)  This amount represents less than $(0.01) per share.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

(6)  Represents less than (0.01)%.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------------------------
                                                   2002             2001              2000             1999            1998
                                                ----------       ----------        ----------       ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period          $     6.41       $     8.78        $     9.03       $     6.44      $    10.87
                                                ----------       ----------        ----------       ----------      ----------
INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.01)(1)           --(1),(2)       0.07             0.04            0.21
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                   (0.15)           (2.37)            (0.32)            2.55           (4.16)
                                                ----------       ----------        ----------       ----------      ----------
      Total from investment operations               (0.16)           (2.37)            (0.25)            2.59           (3.95)
                                                ----------       ----------        ----------       ----------      ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  --               --                --               --           (0.04)
  Distributions from net realized gains                 --               --                --               --           (0.44)
                                                ----------       ----------        ----------       ----------      ----------
      Total dividends and distributions                 --               --                --               --           (0.48)
                                                ----------       ----------        ----------       ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     6.25       $     6.41        $     8.78       $     9.03      $     6.44
                                                ==========       ==========        ==========       ==========      ==========
      Total return(3)                                (2.50)%         (26.99)%           (2.77)%          40.22%         (37.71)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)        $    1,105       $    1,331        $       67       $       42      $       26
    Ratio of expenses to average net assets           1.90%            1.91%(4)          1.92%(4)         1.91%(4)        1.90%(4)
    Ratio of net investment income (loss) to
      average net assets                             (0.19)%          (0.07)%            0.29%            0.81%           1.01%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                          1.19%            0.90%             0.75%            0.80%           0.94%
  Portfolio turnover rate                              145%             188%              232%             196%            126%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 1.90% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)

                                                               FOR THE PERIOD
                                                                   ENDED
                                                             OCTOBER 31, 2002(1)
                                                             -------------------
PER SHARE DATA
  Net asset value, beginning of period                       $              7.14
                                                             -------------------
INVESTMENT OPERATIONS
  Net investment income                                                     0.07
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                                         (0.76)
                                                             -------------------
      Total from investment operations                                     (0.69)
                                                             -------------------
  NET ASSET VALUE, END OF PERIOD                             $              6.45
                                                             ===================
      Total return                                                         (9.80)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                   $                90
    Ratio of expenses to average net assets                                 1.65%(3)
    Ratio of net investment income to average net assets                    1.92%(3)
    Decrease reflected in above operating expense
      ratios due to waivers                                                 1.52%(3)
  Portfolio turnover rate                                                    145%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Credit Suisse Emerging Markets Fund, Inc., ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company that seeks growth of capital. The Fund was incorporated under the laws of the State of Maryland on December 23, 1993.

  The Fund offers Common, Advisor, and Class A shares. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Effective November 30, 2001, the Fund began offering Class A shares. Effective December 12, 2001, the Fund closed its Common and Institutional Classes to new investors and closed its Advisor Class to new investments, except for the reinvestment of dividends. Advisor Class shareholders may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method. Institutional Class ceased operations October 23, 2002. Common Class shares of the Fund bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Common Class shares. Institutional Class shares were not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the Advisor Class shares. Advisor Class shares currently bear expenses of .50% of average daily net assets. Class A shares are sold subject to a front-end sales charge of 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of up to .25% of the average daily net asset value of the Class A shares.

  Effective as of the close of business on April 6, 2001, the Fund acquired all of the net assets of the Credit Suisse Warburg Pincus Developing Markets Fund ("Developing Markets") in a tax-free exchange of shares. The shares exchanged were 1,258,747 shares (valued at $9,679,768) of the Common Class of the Fund for 1,333,301 shares of Class A of Developing Markets, 3,190 shares (valued at $24,532) of the Common Class of the Fund for 3,384 shares of the Common Class of Developing Markets, 224,723 shares (valued at $1,683,178) of the Advisor Class of the Fund for 241,489 shares of Class B of Developing Markets and 2,467 shares (valued at $18,476) of the Advisor Class of the Fund for 2,655 shares of Class C of Developing Markets. The October 31, 2002Developing Markets net assets of $11,401,894 at that date, which consisted of

$2,808,147 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of Developing Markets and the Fund immediately before the acquisition were $11,401,894 and $53,949,046, respectively and the combined net assets of the Fund after the acquisition were $65,350,940.

  A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

  B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

  C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

  E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

  H) FORWARD FOREIGN CURRENCY CONTRACTS-- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2002 the Fund had no open forward foreign currency contracts.

  I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the year ended October 31, 2002.

  Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

  J) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

  The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

  The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $589,215 and $546,507 respectively.

  Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia") an affiliate of CSAM, became a sub-investment adviser to the Fund. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

  Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective July 1, 2002.

  For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $46,414.

  For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

     AVERAGE DAILY NET ASSETS                    ANNUAL RATE
     ------------------------          --------------------------------
     First $500 million                .08% of average daily net assets
     Next $1 billion                   .07% of average daily net assets
     Over $1.5 billion                 .06% of average daily net assets

  For the period November 1, 2001 through June 30, 2002, co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $31,612.

  For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

     AVERAGE DAILY NET ASSETS                    ANNUAL RATE
     ------------------------          ---------------------------------
     First $5 billion                  .050% of average daily net assets
     Next $5 billion                   .035% of average daily net assets
     Over $10 billion                  .020% of average daily net assets

  For the period July 1, 2002 through October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $12,367.

  In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares and Class A shares. For the Advisor Class shares, the shareholder servicing and distribution fee is calculated at an annual rate of .50% of average daily net assets. CSAMSI may use this fee to compensate service organizations for shareholder servicing. For the year ended October 31, 2002, shareholder servicing and distribution fees earned by CSAMSI were as follows:

                                       SHAREHOLDER SERVICING/
                                          DISTRIBUTION FEE
                                       ----------------------
     Common Class                            $ 110,166
     Advisor Class                               6,926
     Class A                                       126
                                             ---------
                                               117,218
                                             =========

  Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAMSI. CSAMSI is then reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAMSI $91,922, which is included in the Fund's transfer agent expense.

  For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $19,020 from commissions earned on the sale of the Fund's shares.

  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $29,210 for its services to the Fund.

NOTE 3. LINE OF CREDIT

  Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

  Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding for the Fund either under the New Credit Facility or the Prior Credit Facility. During the year ended October 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------          ----------------
            $  1,202,446              2.289%                $  6,555,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

  For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $63,199,406 and $74,098,140, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

  The Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares and one billion are classified as Class A shares. Transactions in capital shares of the Fund were as follows:

                                                      COMMON CLASS
                               -----------------------------------------------------------
                                   FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                    OCTOBER 31, 2002              OCTOBER 31, 2001
                               -----------------------------------------------------------
                                  SHARES          VALUE          SHARES         VALUE
                               -------------  -------------  -------------  --------------
Shares sold                       22,058,518  $ 176,529,258     23,303,839  $  187,881,045
Shares exchanged due to merger            --             --      1,261,937       9,704,300
Shares issued in reinvestment
  of dividends                            --             --         18,093         157,049
Shares redeemed                  (23,423,643)  (187,850,768)   (25,132,349)   (203,149,081)
                               -------------  -------------  -------------  --------------
Net decrease                      (1,365,125) $ (11,321,510)      (548,480) $   (5,406,687)
                               =============  =============  =============  ==============

                                                     ADVISOR CLASS
                               -----------------------------------------------------------
                                   FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                    OCTOBER 31, 2002              OCTOBER 31, 2001
                               -----------------------------------------------------------
                                  SHARES          VALUE          SHARES         VALUE
                               -------------  -------------  -------------  --------------
Shares sold                              355  $       2,876         72,771  $      539,809
Shares exchanged due to merger            --             --        227,190       1,701,654
Shares redeemed                      (31,134)      (224,736)       (99,850)       (744,605)
                               -------------  -------------  -------------  --------------
Net increase (decrease)              (30,779) $    (221,860)       200,111  $    1,496,858
                               =============  =============  =============  ==============

                                                INSTITUTIONAL CLASS(1)
                               -----------------------------------------------------------
                                   FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                    OCTOBER 23, 2002              OCTOBER 31, 2001
                               -----------------------------------------------------------
                                  SHARES          VALUE          SHARES         VALUE
                               -------------  -------------  -------------  --------------
Shares sold                          508,888  $   3,610,870      1,999,591  $   12,766,223
Shares issued in reinvestment
  of dividends                            --             --          1,542          13,356
Shares redeemed                     (759,314)    (5,322,461)    (2,064,228)    (13,445,589)
                               -------------  -------------  -------------  --------------
Net decrease                        (250,426) $  (1,711,591)       (63,095) $     (666,010)
                               =============  =============  =============  ==============

                                       25

                                         CLASS A
                               ----------------------------
                                  FOR THE PERIOD ENDED
                                   OCTOBER 31, 2002(2)
                               ----------------------------
                                  SHARES          VALUE
                               -------------  -------------
Shares sold                          140,839  $   1,135,324
Shares redeemed                     (126,916)    (1,036,842)
                               -------------  -------------
Net increase                          13,923  $      98,482
                               =============  =============

(1)  Ceased operations October 23, 2002.
(2)  For the period November 30, 2001 (inception date) through October 31, 2002.

  The Board of Directors of the Fund approved the imposition of a redemption fee plan, effective September 16, 2002, whereby 2% of the value of the Common Class shares redeemed or exchanged within 30 days from the date of purchase will be charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

  On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund were as follows:

                                      NUMBER OF            APPROXIMATE PERCENTAGE
                                    SHAREHOLDERS            OF OUTSTANDING SHARES
                                    ------------           ----------------------
 Common Class                            4                           54%
 Advisor Class                           3                           16%
 Class A                                 2                           98%

  Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

  Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

  The tax characteristics of dividends and distributions paid during the period ended October 31, 2002 and 2001, respectively for the Fund were as follows:

            ORDINARY INCOME             LONG-TERM CAPITAL GAIN
         ---------------------          ----------------------
            2002        2001             2002           2001
         ---------   ---------          --------      --------
         $      --   $ 186,859          $     --      $     --

   At October 31, 2002, the components of distributable earnings on a tax basis for the Fund were as follows:

       Undistributed ordinary income                  $          --
       Accumulated realized gain (loss)                 (68,789,565)
       Unrealized appreciation (depreciation)               568,917
                                                      -------------
                                                        (68,220,648)
                                                      =============

  At October 31, 2002, the Fund had capital loss carryovers available to offset possible future capital gains as follows:

                                EXPIRES OCTOBER 31,
  --------------------------------------------------------------------------------
      2005          2006         2007          2008          2009          2010
  -----------    ---------   ------------  -----------   ------------  -----------
  $ 1,313,848    $ 587,000   $ 42,962,980  $ 1,548,749   $ 18,753,909  $ 3,623,079

  At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $31,124,398, $2,705,744, $(2,136,827) and $568,917, respectively.

  At October 31, 2002, the Fund reclassified $2,239 from accumulated undistributed net investment income and $227,249 from paid-in capital, to accumulated net realized gain (loss) from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency losses, net operating losses and foreign capital gains taxes. Net assets were not affected by these reclassifications.

CREDIT SUISSE EMERGING MARKETS FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Emerging Markets Fund, Inc.:

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or period) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE EMERGING MARKETS FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS

  Richard H. Francis          Director and    Since                Currently retired;    53             Director of
  c/o Credit Suisse Asset     Audit           1999                 Executive Vice                       The Indonesia
  Management, LLC.            Committee                            President and                        Fund, Inc.
  466 Lexington Avenue        Member                               Chief Financial
  New York, New York                                               Officer of Pan Am
  10017-3147                                                       Corporation and
                                                                   Pan American
  Age: 70                                                          World Airways
                                                                   Inc. from 1988 to
                                                                   1991

  Jack W. Fritz               Director and    Since                Private investor;     52             Director of
  2425 North Fish Creek Road  Audit           Fund                 Consultant and                       Advo, Inc.
  P.O. Box 1287               Committee       Inception            Director of Fritz                    (direct mail
  Wilson, Wyoming 83014       Member                               Broadcasting, Inc.                   advertising)
                                                                   And Fritz
  Age: 75                                                          Communications
                                                                   (developers and
                                                                   operators of radio
                                                                   stations) since
                                                                   1987

  Jeffrey E. Garten           Director and    Since                Dean of Yale          52             Director of
  Box 208200                  Audit           1998                 School of                            Aetna, Inc.;
  New Haven, Connecticut      Committee                            Management and                       Director of
  06520-8200                  Member                               William S. Beinecke                  Calpine Energy
                                                                   Professor in the                     Corporation;
  Age: 56                                                          Practice of                          Director of
                                                                   International                        CarMax
                                                                   Trade and Finance;                   Group
                                                                   Undersecretary of                    (used car
                                                                   Commerce for                         dealers
                                                                   International Trade
                                                                   from November 1993
                                                                   to October 1995;
                                                                   Professor at
                                                                   Columbia University
                                                                   from September
                                                                   1992 to November
                                                                   1993

----------
(1)  Each Director and Officer serves his or her respective successor has been duly elected and qualified.

                                       29

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS
    --(CONTINUED)

  Peter F. Krogh              Director and    Since                Dean Emeritus and     52             Member of the
  301 ICC                     Audit           2001                 Distinguished                        Board
  Georgetown University       Committee                            Professor of                         of The Carlisle
  Washington, DC 20057        Member                               International                        Companies Inc.;
                                                                   Affairs at the                       Member of
  Age: 65                                                          Edmund A. Walsh                      Selection
                                                                   School of Foreign                    Committee
                                                                   Service, Georgetown                  for Truman
                                                                   University;                          Scholars and
                                                                   Moderator of PBS                     Henry Luce
                                                                   foreign affairs                      Scholars; Senior
                                                                   television series                    Associate of
                                                                                                        Center for
                                                                                                        Strategic and
                                                                                                        International
                                                                                                        Studies; Trustee
                                                                                                        of numerous
                                                                                                        world affairs
                                                                                                        organizations

  James S. Pasman, Jr.        Director and    Since                Currently retired;    54             Director of
  c/o Credit Suisse Asset     Audit           1999                 President and Chief                  Education
  Management, LLC.            Committee                            Operating Officer                    Management
  466 Lexington Avenue        Member                               of National                          Corp.; Director
  New York, New York                                               InterGroup, Inc.                     of Credit
  10017-3147                                                       (holding company)                    Suisse Asset
                                                                   from April 1989 to                   Management
  Age: 71                                                          March 1991; Chairman                 Income Fund,
                                                                   of Permian Oil Co.                   Inc.; Trustee of
                                                                   from April 1989 to                   Credit Suisse
                                                                   March 1991                           High Yield Bond
                                                                                                        Fund

                                       30

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS
    --(CONTINUED)

  Steven N. Rappaport         Director and    Since                Partner of Lehigh     53             Director of
  Lehigh Court LLC            Audit           1999                 Court LLC July 2002;                 The First Israel
  40 East 52nd Street         Committee                            President Sunguard                   Fund, Inc.
  New York, New York          Chairman                             Securities Finance,
  10022                                                            Inc. from 2001 to
                                                                   July 2002; President
  Age: 52                                                          of Loanet, Inc.
                                                                   (on-line accounting
                                                                   service) from 1995
                                                                   to 2001; Director,
                                                                   President, North
                                                                   American Operations,
                                                                   and former Executive
                                                                   Vice President from
                                                                   1992 to 1993 of
                                                                   Worldwide Operations
                                                                   of Metallurg Inc.
                                                                   (manufacturer of
                                                                   specialty metals and
                                                                   alloys); Executive
                                                                   Vice President,
                                                                   Telerate, Inc.
                                                                   (provider of
                                                                   real-time
                                                                   information to the
                                                                   capital markets)
                                                                   from 1987 to 1992;
                                                                   Partner in the law
                                                                   firm of Hartman &
                                                                   Craven until 1987

  INTERESTED DIRECTOR

  William W. Priest(2)        Director        Since                Senior Partner and    59             Director of The
  Steinberg Priest & Sloane                   1999                 Fund Manager,                        Brazilian Equity
  Capital Management                                               Steinberg Priest &                   Fund, Inc.; The
  12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
  12th Floor                                                       Management since                     The Emerging
  New York, New York                                               March 2001; Chairman                 Markets Tele-
  10017                                                            and Managing                         communications
                                                                   Director of CSAM                     Fund, Inc.; The
  Age: 61                                                          from 2000 to                         First Israel Fund,
                                                                   February 2001, Chief                 Inc.; The Latin
                                                                   Executive Officer                    American Equity
                                                                   and Managing                         Fund, Inc.; The
                                                                   Director of CSAM                     Indonesia Fund,
                                                                   from 1990 to 2000                    Inc.; and Credit
                                                                                                        Suisse Asset
                                                                                                        Management
                                                                                                        Income Fund, Inc.

----------
(2)  Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
     2001.

                                       31

                                              TERM
                                              OF OFFICE(1)
                                              AND
                              POSITION(S)     LENGTH
                              HELD WITH       OF TIME
  NAME, ADDRESS AND AGE       FUND            SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  -------------------------   --------------  -------------------  --------------------------------------------------------
  OFFICERS

  Laurence R. Smith           Chairman        Since                Managing Director and Global Chief Investment Officer of
  Credit Suisse Asset                         2002                 CSAM; Associated with JP Morgan Investment Management
  Management, LLC                                                  from 1981 to 1999; Officer of other Credit Suisse Funds.
  466 Lexington Avenue
  New York, New York
  10017-3147

  Age: 44

  Hal Liebes, Esq.            Vice President  Since                Managing Director and Global General Counsel of CSAM;
  Credit Suisse Asset         and Secretary   1999                 Associated with Lehman Brothers, Inc. from 1996 to 1997;
  Management, LLC                                                  Associated with CSAM from 1995 to 1996; Associated with
  466 Lexington Avenue                                             CS First Boston Investment Management from 1994 to
  New York, New York                                               1995; Associated with Division of Enforcement, U.S.
  10017-3147                                                       Securities and Exchange Commission from 1991 to 1994;
                                                                   Officer of other Credit Suisse Funds.
  Age: 38

  Michael A. Pignataro        Treasurer and   Since                Director and Director of Fund Administration of CSAM;
  Credit Suisse Asset         Chief           1999                 Associated with CSAM since 1984; Officer of other
  Management, LLC             Financial                            Credit Suisse Funds.
  466 Lexington Avenue        Officer
  New York, New York
  10017-3147

  Age: 43

  Gregory N. Bressler, Esq.   Assistant       Since                Vice President and Legal Counsel of CSAM since
  Credit Suisse Asset         Secretary       2000                 January 2000; Associated with the law firm of
  Management, LLC                                                  Swidler Berlin Shereff Friedman LLP from 1996 to 2000;
  466 Lexington Avenue                                             Officer of other Credit Suisse Funds.
  New York, New York
  10017-3147

  Age: 36

  Kimiko T. Fields, Esq.      Assistant       Since                Assistant Vice President and Legal Counsel of CSAM since
  Credit Suisse Asset         Secretary       2002                 December 2000; Assistant Vice President, Institutional
  Management, LLC                                                  Marketing Department, CSAM, from January 2000 to
  466 Lexington Avenue                                             December 2000; Marketing Associate, International Equity
  New York, New York                                               Department, Warburg Pincus Asset Management, Inc. from
  10017-3147                                                       January 1998 to January 2000; self-employed author and
                                                                   consultant, from January 1996 to December 1997;
  Age: 38                                                          Officer of other Credit Suisse Funds.

                                       32

                                              TERM
                                              OF OFFICE(1)
                                              AND
                              POSITION(S)     LENGTH
                              HELD WITH       OF TIME
  NAME, ADDRESS AND AGE       FUND            SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  -------------------------   --------------  -------------------  ---------------------------------------------------------
  OFFICERS (CONTINUED)

  Rocco A. Del Guercio        Assistant       Since                Vice President and Administrative Officer of CSAM;
  Credit Suisse Asset         Treasurer       1999                 Associated with CSAM since June 1996; Assistant
  Management, LLC                                                  Treasurer, Bankers Trust Co. -- Fund Administration
  466 Lexington Avenue                                             from March 1994 to June 1996; Mutual Fund Accounting
  New York, New York                                               Supervisor, Dreyfus Corporation from April 1987 to
  10017-3147                                                       March 1994; Officer of other Credit Suisse Funds.

  Age: 39

  Joseph Parascondola         Assistant       Since                Assistant Vice President -- Fund Administration of
  Credit Suisse Asset         Treasurer       2000                 CSAM since April 2000; Assistant Vice President, Deutsche
  Management, LLC                                                  Asset Management from January 1999 to April 2000;
  466 Lexington Avenue                                             Assistant Vice President, Weiss, Peck & Greer LLC
  New York, New York                                               from November 1995 to December 1998; Officer of other
  10017-3147                                                       Credit Suisse Funds.

  Age: 39

  Robert M. Rizza             Assistant       Since                Assistant Vice President of CSAM since January 2001;
  Credit Suisse Asset         Treasurer       2002                 Administrative Officer of CSAM from March 1998 to
  Management, LLC                                                  December 2000; Assistant Treasurer of Bankers Trust Co.
  466 Lexington Avenue                                             from April 1994 to March 1998; Officer of other
  New York, New York                                               Credit Suisse Funds. 10017-3147

  Age: 37

  The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE EMERGING MARKETS FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)

  A special meeting of shareholders of the Fund's was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Fund and the results are presented below. Shares delivered not voted are included on the total for each proposal.

  To approve a Sub-Investment Advisory Agreement for the Fund's, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited ("CSAM Australia"):

                                       % OF TOTAL SHARES     % OF TOTAL
                          SHARES          OUTSTANDING       SHARES VOTED
                       ------------    -----------------    ------------
  For                  3,703,737.78          68.60%           93.04%
  Against                246,916.67           4.57%            6.20%
  Abstain                 30,026.63           0.56%            0.75%

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSEMK-2-1002